                                                                   Exhibit 10.16

                           ASSET PURCHASE AGREEMENT


                                by and between


                          MYRTLE BEACH STATIONS TRUST
                                  (as Seller)


                                      and


                       FIDELITY BROADCASTING CORPORATION
                                  (as Buyer)



                          Dated as of August 31, 2000

                               TABLE OF CONTENTS

                           ASSET PURCHASE AGREEMENT

1.1     Transfer of Assets.............................................   2
        ------------------
        1.1.1  Licenses and Permits....................................   2
               --------------------
        1.1.2  Tangible Personal Property..............................   2
               --------------------------
        1.1.3  Contract Rights.........................................   2
               ---------------
        1.1.4  Books and Records.......................................   2
               -----------------
        1.1.5  Manufacturers' and Vendors' Warranties..................   2
               --------------------------------------

1.2     Excluded Assets................................................   3
        ---------------
        1.2.1  Cash....................................................   3
               ----
        1.2.2  Notes Receivable and Accounts Receivable................   3
               ----------------------------------------
        1.2.3  Tangible and Intangible Personal Property...............   3
               -----------------------------------------
        1.2.4  Contracts...............................................   3
               ---------
        1.2.5  Corporate Records.......................................   3
               -----------------
        1.2.6  Contracts of Insurance and Insurance Proceeds...........   3
               ---------------------------------------------
        1.2.7  Employee Benefit Plans..................................   3
               ----------------------
        1.2.8  Name Usage..............................................   3
               ----------
        1.2.9  Other Excluded Assets...................................   3
               ---------------------
        1.2.10 Causes of Action........................................   3
               ----------------
        1.2.11 Tax Refunds.............................................   4
               -----------

2.1     Assumption of Obligations......................................   4
        -------------------------

2.2     Retained Liabilities...........................................   4
        --------------------

3.1     Delivery of Consideration......................................   5
        -------------------------

3.2     Allocation of Consideration....................................   5
        ---------------------------

3.3     Allocations and Prorations.....................................   5
        --------------------------

4.1.    Closing........................................................   6
        -------

5.1     FCC Consent....................................................   6
        -----------

5.2     FCC Applications...............................................   6
        ----------------

6.1     Representations and Warranties of Seller.......................   6
        ----------------------------------------
        6.1.1  Organization, Good Standing, Etc........................   7
               ---------------------------------
        6.1.2  Authority...............................................   7
               ---------
        6.1.3  Compliance with Applicable Laws; FCC Matters............   7
               --------------------------------------------
        6.1.4  Litigation..............................................   8
               ----------
        6.1.5  Insurance...............................................   8
               ---------
        6.1.6  Liens and Encumbrances..................................   8
               ----------------------
        6.1.7  Taxes...................................................   8
               -----
        6.1.8  Broker, Commission or Finder's Fees.....................   9
               -----------------------------------
        6.1.9  Full Disclosure.........................................   9
               ---------------

7.1     Representations and Warranties of Buyer........................  10
        ---------------------------------------
        7.1.1  Organization and Standing...............................  10
               -------------------------
        7.1.2  Authorization and Binding Obligation....................  10
               ------------------------------------
        7.1.3  Qualification...........................................  10
               -------------
        7.1.4  Absence of Conflicting Agreements or Required Consents..  10
               ------------------------------------------------------
        7.1.5  Financial Ability.......................................  11
               -----------------

7.2     Litigation: Compliance with Law................................  11
        -------------------------------

7.3     Broker, Commission or Finder's Fees............................  11
        -----------------------------------

7.4     Full Disclosure................................................  11
        ---------------

8.1     Seller Covenants...............................................  11
        ----------------
        8.1.1  Conduct of Stations prior to the Closing Date...........  11
               ---------------------------------------------

8.2     Access.........................................................  12
        ------

8.3     Other Consents.................................................  12
        --------------

8.4     No Inconsistent Action.........................................  12
        ----------------------

8.5     Updating of Schedules..........................................  12
        ---------------------

8.6     Enforcement of Agreements......................................  12
        -------------------------

8.7     FCC Filings....................................................  12
        -----------

8.8     Indemnification................................................  13
        ---------------



          8.9  Asset Purchase Agreement...............................   13
               ------------------------



          9.1  Buyer Covenants........................................   13
               ---------------
               9.1.1  Notification....................................   14
                      ------------
               9.1.2  No Inconsistent Action..........................   14
                      ----------------------
               9.1.3  Post-Closing Access.............................   14
                      -------------------
               9.1.4  Other Consents..................................   14
                      --------------
               9.1.5. Indemnification..................................  14
                      ---------------

         10.1  Confidentiality........................................   15
               ---------------

         10.2  Cooperation............................................   15
               -----------

         10.3  Control of Stations....................................   15
               -------------------

         10.4  Public Announcements...................................   15
               --------------------

         11.1  Representations and Warranties.........................   16
               ------------------------------

         11.2  Compliance with Agreement..............................   16
               -------------------------

         11.3  Third Party Consents and Approvals.....................   16
               ----------------------------------

         11.4  Closing Certificates...................................   16
               --------------------

         11.5  Governmental Consents..................................   16
               ---------------------
               11.5.1 FCC.............................................   16
                      ---
               11.5.2 Other Consents..................................   16
                      --------------
         11.6  Adverse Proceedings....................................   17
               -------------------

         11.7  Closing Documents......................................   17
               -----------------

         11.8  Opinion of Counsel.....................................   17
               ------------------

         12.1  Representations, Warranties and Covenants..............   17
               -----------------------------------------

         12.2  Compliance with Agreement..............................   17
               -------------------------

         12.3  Certifications, etc....................................   17
               -------------------

         12.4  Governmental Approval..................................   17
               ---------------------
               12.4.1  FCC............................................   17
                       ---
               12.4.2  Other Consents.................................   18
                       --------------

         12.5  Adverse Proceedings....................................   18
               -------------------

         12.6  Closing Documents......................................   18
               -----------------

         12.7  Opinion of Buyer's Counsel.............................   18
               --------------------------

         13.1  Documents to be Delivered by Seller....................   18
               -----------------------------------
               13.1.1  Transfer Documents.............................   18
                       ------------------
               13.1.2  Certified Resolutions..........................   18
                       ---------------------
               13.1.3  Seller's Certificate...........................   18
                       --------------------
               13.1.4  Opinion........................................   18
                       -------
               13.1.5  Good Standing Certificates.....................   18
                       --------------------------
               13.1.6  Other Documents................................   19
                       ---------------

         13.2  Documents to be Delivered by Buyer.....................   19
               ----------------------------------
               13.2.1  Purchase Price.................................   19
                       --------------
               13.2.2  Assumption Agreement...........................   19
                       --------------------
               13.2.3  Certified Resolutions..........................   19
                       ---------------------
               13.2.4  Officer's Certificate..........................   19
                       ---------------------
               13.2.5  Opinion........................................   19
                       -------
               13.2.6  Good Standing Certificates.....................   19
                       --------------------------
               13.2.7  Other Documents................................   19
                       ---------------

         14.1  Expenses...............................................   19
               --------

         14.2  Transfer Taxes and Similar Charges.....................   19
               ----------------------------------

         14.3  Governmental Filing or Grant Fees......................   20
               ---------------------------------

         15.1  Escrow Deposit.........................................   20
               --------------

         15.2  Liquidated Damages.....................................   20
               ------------------

         15.3  Specific Performance...................................   21
               --------------------

         16.1  Termination............................................   21
               -----------

         17.1  Risk of Loss...........................................   22
               ------------

         18.1  Survival of Representations and Warranties.............   23
               ------------------------------------------

         18.2  Certain Interpretive Matters and Definitions...........   23
               --------------------------------------------
               18.2.1  In General.....................................   23
                       ----------
               18.2.2  Affiliate......................................   23
                       ---------
               18.2.3  Money..........................................   23
                       -----
               18.2.4  Knowledge......................................   23
                       ---------

         18.3  Further Assurances.....................................   23
               ------------------

         18.4  Assignment.............................................   24
               ----------

         18.5  Amendments.............................................   24
               ----------

         18.6  Headings...............................................   24
               --------

         18.7  Governing Law..........................................   24
               -------------

         18.8  Notices................................................   24
               -------

         18.9  Schedules..............................................   25
               ---------

        18.10  Entire Agreement.......................................   25
               ----------------

        18.11  Severability...........................................   25
               ------------

        18.12  Counterparts...........................................   26
               ------------

        18.13  Authority..............................................   26
               ---------

        18.14  Conflict with TBA......................................   26
               -----------------

                                   EXHIBITS
                                   --------

1.    Exhibit 11.8  Opinion of Seller's Counsel

2.    Exhibit 12.7  Opinion of Buyer's Counsel

3.    Exhibit 15.1  Earnest Money Escrow Agreement

                                   SCHEDULES
                                   ---------

1.    Schedule 1.1.1  Station Licenses

2.    Schedule 1.1.2  Tangible Personal Property

3.    Schedule 1.1.3  Contracts

4.    Schedule 6.1.5  Insurance

                            ASSET PURCHASE AGREEMENT

     THIS ASSET PURCHASE AGREEMENT (this "Agreement") is made this 30/th/ day of August 2000 by and between FIDELITY BROADCASTING CORPORATION, a South Carolina corporation ("Buyer") and the MYRTLE BEACH STATIONS TRUST ("Seller"), a South Carolina business trust established pursuant to a certain Myrtle Beach Stations Trust Agreement (the "Trust Agreement"), dated as of April 19, 2000, between Seller and NextMedia Group II, Inc., a Delaware corporation ("NMG").

                             W I T N E S S E T H :

     WHEREAS, NMG acquired various licenses, permits and authorizations with respect to various radio stations in the Myrtle Beach, South Carolina radio market controlled by Pinnacle Broadcasting Company, Inc., a Delaware corporation ("Pinnacle");

     WHEREAS, the principals of NMG have attributable interests in NextMedia Licensing, Inc., a Delaware corporation ("Licensing") which has acquired various stations in the Myrtle Beach, South Carolina radio market controlled by Hirsh Broadcasting Group, L.P., a Delaware limited partnership ("Hirsh");

     WHEREAS, the Communications Act of 1934, as amended, and the rules, regulations and policies (collectively, the "Communication Laws") of the Federal Communications Commission ("FCC") do not permit common ownership control of all of the Pinnacle and Hirsh radio stations;

     WHEREAS, as a result of complying with the conditional grant from the FCC, the Seller, pursuant to the Trust Agreement, acquired from NMG, radio station WRNN (FM), 94.5 Mhz, Murrells Inlet, South Carolina (FCC Facility ID#34901) (the "Station") for the purpose of holding and operating the same and selling such station to a FCC-approved buyer or buyers; and

     WHEREAS, Seller desires to sell the Station Licenses (as hereinafter defined) and the antenna and transmission equipment, and Buyer desires to purchase such licenses and equipment which are used or useful in connection with the business and operations of the Station in accordance with the terms and conditions set forth in this Agreement.

     NOW, THEREFORE, in consideration of the foregoing premises and the mutual covenants and agreements hereinafter set forth, the parties hereto, intending to be legally bound hereby agree as follows:

                                   ARTICLE 1

                              PURCHASE OF ASSETS
                              ------------------

      1.1 Transfer of Assets.  On the terms and subject to the conditions
          ------------------
contained in this Agreement, on the Closing Date (as hereinafter defined), Seller shall assign, transfer, convey and deliver to Buyer and Buyer shall acquire and assume from Seller, all of the right, title, ownership and interest of Seller in and to all of the following assets, properties, interests and rights of Seller (collectively, the "Station Assets") free and clear of any and all Liens (as hereinafter defined), claims, judgments, or encumbrances, whatsoever, other than Permitted Liens (as hereinafter defined):

          1.1.1     Licenses and Permits.  All of Seller's rights in and to the
                    --------------------
licenses, permits and other authorizations issued to Seller by any governmental authority, including those issued by the Federal Communications Commission (the "FCC") (hereinafter referred to collectively as the "Station Licenses"), used in connection with the business or operations of the Station, along with renewals or modifications of such items from the date hereof through the Closing Date, as such items are listed in Schedule 1.1.1 hereto;
                         --------------

          1.1.2     Tangible Personal Property.  All antenna, transmission and
                    --------------------------
studio equipment owned, leased or held by Seller and used in connection with the business or operations of the Station, as such items are described or listed in
Schedule 1.1.2 hereto, together with any replacements thereof or improvements or
--------------
additions thereto, made from the date hereof through the Closing Date, and less any retirements or dispositions thereof, made between the date hereof and the Closing Date in the ordinary course of Seller's business consistent with past practices;

          1.1.3     Contract Rights.  All of the Seller's rights in and under
                    ---------------
those contracts, agreements, leases and legally binding contractual rights of any kind, written or oral, relating to the business or operations of the Station (collectively, the "Contracts") which are (a) listed in Schedule 1.1.3 hereto
                                                        --------------
and (b) entered into by Seller from the date hereof through the Closing Date in the ordinary course of Seller's business consistent with past practices, subject to Sections 1.2, 2.2 and 8.1.

          1.1.4     Books and Records.  All of Seller's rights in and to the
                    -----------------
Station's public files, technical information and engineering data, and filings with the FCC, originals of all written Contracts to be assigned hereunder; and

          1.1.5     Manufacturers' and Vendors' Warranties.  All of Seller's
                    --------------------------------------
rights under manufacturers', distributors', wholesalers', retailers', and vendors' warranties relating to items included in the Station Assets and all similar rights derived from, for, and/or against any and all third parties relating to items included in the Station Assets.

      1.2 Excluded Assets.  Notwithstanding anything to the contrary contained
          ---------------
herein, it is expressly understood and agreed that the Station Assets shall not include any of the following assets or any right, title or interest therein (collectively, the "Excluded Assets"):

          1.2.1    Cash.  All cash, marketable securities, and cash equivalents
                   ----
of Seller on hand and/or in banks;

          1.2.2    Notes Receivable and Accounts Receivable.  All notes
                   ----------------------------------------
receivable and accounts receivable of Seller;

          1.2.3    Tangible and Intangible Personal Property.  All tangible and
                   -----------------------------------------
intangible personal property of Seller disposed of or consumed in the ordinary course of business of Seller consistent with past practices between the date hereof and the Closing Date, as permitted hereunder;

          1.2.4    Contracts.  All Contracts which have terminated or expired
                   ---------
on or prior to the Closing Date in the ordinary course of business of Seller, including Contracts for (i) the sale of advertising time for cash and (ii) consideration other than cash, such as merchandise, services or promotional consideration;

          1.2.5    Corporate Records.  Seller's minute books, charter
                   -----------------
documents, record books and such other books and records as pertains to the organization and/or existence of Seller, and all financial records of Seller;

          1.2.6    Contracts of Insurance and Insurance Proceeds.  Contracts of
                   ---------------------------------------------
insurance and all insurance proceeds or claims made by Seller arising out of or related to the Station Assets to the extent that such contracts, proceeds or claims relate to expenditures (a) which were made by Seller prior to the Closing Date or (b) which Seller remains obligated to make after the Closing Date; provided, however, that all such contracts, proceeds or claims made or received on or after the date of this Agreement shall be included under Station Assets;

          1.2.7    Employee Benefit Plans.  The Employee Benefit Plans (as
                   ----------------------
hereinafter defined hereinafter) and the assets thereof;

          1.2.8    Name Usage.  Any right to use the name "Myrtle Beach
                   ----------
Stations Trust"or any variation thereof;

          1.2.9    Other Excluded Assets.  Any asset not specifically
                   ---------------------
identified in Section 1.1 above, including studio equipment (except for the studio equipment specifically identified on Schedule 1.1.1 hereto), office furniture and fixtures and any other asset not located at the transmitter site;

          1.2.10   Causes of Action.  All of Seller's rights in and to all
                   ----------------
causes of action; and

          1.2.11    Tax Refunds.  All Tax (as hereinafter defined) refunds
                    -----------
relating to the period prior to the Closing (as hereinafter defined).

                                   ARTICLE 2

                           ASSUMPTION OF OBLIGATIONS
                           -------------------------

      2.1 Assumption of Obligations.  Subject to the provisions of Sections 2.1
          -------------------------
and 2.2, on the Closing Date, Buyer shall assume the obligations of Seller arising or to be performed after the Closing Date under the Contracts referred to in Section 1.1.3 in effect on the Closing Date, and all liabilities and obligations that arise from the ownership or operation of the Station Assets after the Closing Date. All of the foregoing liabilities and obligations shall be referred to herein collectively as the "Assumed Liabilities."

      2.2 Retained Liabilities.  Notwithstanding anything contained in this
          --------------------
Agreement to the contrary, Buyer does not assume or agree to pay, satisfy, discharge or perform, and will not be deemed by virtue of the execution and delivery of this Agreement or any document delivered at the execution of this Agreement, or as a result of the consummation of the transactions contemplated by this Agreement, to have assumed, or to have agreed to pay, satisfy, discharge or perform, any liability or obligation of Seller other than the Assumed Liabilities, including, without limitation, any of the following liabilities or obligations of Seller (the "Retained Liabilities"):

          (a) all obligations or liabilities of Seller or any Predecessor (as hereinafter defined) or Affiliate (as hereinafter defined) of Seller which in any way relate to, or arise out of, any of the Excluded Assets;

          (b) other than Taxes expressly allocated pursuant to other provisions of this Agreement, any and all Tax liabilities of Seller;

          (c) all liabilities or obligations of Seller owed to Seller or any of its Affiliates;

          (d) all liabilities or obligations arising out of any breach by Seller or any Predecessor or Affiliate of Seller of any of the terms or conditions of any provision of any Contract;

          (e) all liabilities or obligations of Seller for borrowed money or for interest on such borrowed money;

          (f) all liabilities and obligations of Seller or any Predecessor or Affiliate of Seller resulting from, caused by or arising out of, any violation of law, including but not limited to any statute, regulation, ordinance, decree, or judgment;

          (g) any claims, liabilities, settlements, judgments, proceedings, executions, losses, damages, or expenses relating to any litigation, claim, action, suit, proceeding, or investigation of any nature arising out of the business or operations of the Stations on or prior to the Closing Date, including, without limitation, any claims against or any liabilities for personal injury to or death of, persons or damage to or destruction of property, any workers' compensation claims, and any warranty claims;

          (h) except as may otherwise be provided herein, any accounts payable, other indebtedness, obligations and accrued liabilities of Seller; and

          (i) any fees and expenses incurred by Seller in connection with negotiating, preparing, closing, performing, complying with, and carrying out this Agreement and the transactions contemplated by this Agreement, including, without limitation, the fees and expenses of Seller's attorneys, accountants, investigators, auditors, consultants and brokers.

                                   ARTICLE 3

                                 CONSIDERATION
                                 -------------

      3.1 Delivery of Consideration.  In exchange for the Station Assets, and in
          -------------------------
addition to Buyer's assumption of the Assumed Liabilities, Buyer shall, at the Closing deliver to Seller the sum of One Million and No/100 Dollars ($1,000,000.00) (subject to adjustment, as set forth in this Agreement, the "Purchase Price") by wire transfer of immediately available funds, adjusted pursuant to the provisions of Section 3.3.

      3.2 Allocation of Consideration.  Within thirty (30) days after the
          ---------------------------
Closing Date, Seller and Buyer shall negotiate in good faith an allocation of the total consideration provided herein among the Station Assets (the "Allocation"). If the Allocation is not agreed upon within thirty (30) days after the Closing Date, Buyer and Seller will order an appraisal of the Station Assets from Broadcast Investments Analysts ("BIA") and BIA will determine the Allocation. The appraisal, if required, shall be provided to each of Buyer and Seller within forty five (45) days after it is ordered. Buyer and Seller agree to prepare and file all Tax Returns and reports (including, if applicable, Form
8594) in a manner consistent with the Allocation and will not in connection with the filing of such returns make any allocation that is contrary to the Allocation. Buyer and Seller agree to consult with each other with respect to all issues related to the Allocation in connection with any Tax audits, controversy or litigation. The fees for BIA shall be borne equally by Buyer and Seller.

      3.3 Allocations and Prorations.
          --------------------------

          3.3.1 The business and the operations of the Station and the expenses attributable thereto through 11:59 p.m. on the Closing Date (the "Effective Time") shall be for the account of Seller and thereafter shall be for the account of Buyer; provided, however, that any and all income whatsoever shall always be for the account of Seller.

          3.3.2 All prorations shall be made in a manner that does not affect the economic arrangements set out in the parties' TBA. The prorations for any and all Contracts shall be calculated as of 12:01 a.m. on September 1, 2000 (the "TBA Commencement Date").


                                   ARTICLE 4

                                    CLOSING
                                    -------

      4.1.     Closing.   The consummation of the transactions contemplated
               -------
herein (the "Closing") shall occur, except as may be otherwise mutually agreed upon by Buyer and Seller, (a) within ten (10) business days after the FCC Consents (as hereinafter defined) to the assignments of the Station Licenses have become Final Orders (as hereinafter defined), or (b) at such later date that all other terms and conditions as set forth in Articles 11 and 12 have been satisfied, or (c) such other date as may be mutually agreed to by the parties in writing ("Closing Date"). For purposes of this Agreement, "Final Order" means action by the FCC granting an application consenting to the assignments contemplated by this Agreement which is not reversed, stayed, enjoined, set aside, annulled or suspended, and with respect to which action no timely request for stay, petition for rehearing, or reconsideration, application for review or appeal is pending, and as to which the time for filing any such request, petition or appeal or reconsideration by the FCC on its own motion has expired. The Closing shall be held in the offices of Leibowitz & Associates, P.A., One SE Third Avenue, Suite 1450, Miami, Florida 33131, or at such place as the parties hereto may agree.

                                   ARTICLE 5

                             GOVERNMENTAL CONSENTS
                             ---------------------

      5.1 FCC Consent.  It is specifically understood and agreed by Buyer and
          -----------
Seller that the Closing, the assignments of the Station Licenses and the transfer of the Station Assets are expressly conditioned on, and are subject to, the prior written consent and approval of, the FCC ("FCC Consent").

      5.2 FCC Applications.  Within ten (10) business days after the execution
          ----------------
of this Agreement, Buyer and Seller shall file applications with the FCC for the FCC Consent ("FCC Applications"). Buyer and Seller shall prosecute the FCC Applications with all reasonable diligence and otherwise use their best efforts to obtain the FCC Consent as expeditiously as practicable.

                                   ARTICLE 6

                    REPRESENTATIONS AND WARRANTIES OF SELLER
                    ----------------------------------------

      6.1 Representations and Warranties of Seller.  Seller hereby makes the
          ----------------------------------------
following representations and warranties to Buyer, each of which is true and correct as of the date hereof, and shall be true and correct as of the Closing
Date:

           6.1.1    Organization, Good Standing, Etc.
                    --------------------------------

                    (a) Seller is a business trust validly existing and in good standing under the laws of the State of South Carolina, has all requisite trust power and authority to own, lease, operate or otherwise hold the Station Assets owned, leased or otherwise held by it and to carry on the business and operations of the Station as now being conducted.

                    (b) Seller has all requisite trust power and authority to enter into this Agreement and to consummate the transactions contemplated hereby. The execution and delivery of this Agreement by Seller and the consummation of the transactions contemplated hereby have been duly authorized by all necessary trust action on the part of Seller and its trustee. This Agreement has been duly executed and delivered by Seller and, assuming the due execution and delivery of this Agreement by Buyer, constitutes the legal, valid and binding obligation of Seller, enforceable against Seller in accordance with its terms.

          6.1.2     Authority.  Assuming the consents contemplated by this
                    ---------
Section 6.1.2 are obtained, neither the execution and delivery of this Agreement nor the consummation of the transactions contemplated hereby shall (a) violate, conflict with or result in any breach or default of any provision of the Trust Agreement or (b) violate any order, writ, judgment, injunction, decree, statute, rule, ordinance or regulation of any court, administrative agency or commission or other governmental authority or instrumentality (a "Governmental Entity") applicable to Seller or any of its properties or assets. No consent, approval, order or authorization of, or registration, declaration or filing with, any Governmental Entity is required by or with respect to Seller in connection with the execution and delivery of this Agreement by Seller or the consummation by Seller of the transactions contemplated hereby, except for consents of the FCC to the assignments of the Station Licenses.

          6.1.3     Compliance with Applicable Laws; FCC Matters.  To Seller's
                    --------------------------------------------
knowledge, except as permitted or contemplated hereby, the business and operations of the Station have been, and now are being, conducted in substantial compliance in all material respects with the Station Licenses, with each law, ordinance, regulation, judgment, decree, injunction, rule or order of the FCC or any other Governmental Entity binding on Seller, the Station or its properties or assets. No investigation or review by any Governmental Entity with respect to Seller or the Station is pending or, to the Seller's knowledge, threatened. Without limiting the generality of the foregoing and with respect to the Station, the Station complies in all material respects with the Communication Laws of the FCC, all obligations with respect to equal opportunity under applicable law, and all rules and regulations of the FCC and the Federal Aviation Administration ("FAA") applicable to the towers used by the Station (including all rules regulating hazards to air navigation, registration of radio towers, and exposure of humans to non-ionizing radio frequency radiation). In addition, Seller has duly and timely filed, or caused to be filed, with the appropriate Governmental Entities all applications, reports, statements, fees, documents, registrations, filings or submissions with respect to the business or operations of the Station and the ownership thereof, including, without limitation, applications for renewal of authority required to be filed by applicable law. All such filings complied in all material respects with applicable laws when made, and no material deficiencies have been asserted with respect to any such filings. All the material required by 47 C.F.R. (S) 73.3526 to be kept in the public inspection file of the Station is in such file. Seller has no knowledge of any material fact or circumstance relating to Seller or the Station arising from noncompliance with the Communication Laws of the FCC in effect on the date of this Agreement that could reasonably be expected to (i) disqualify Seller from assigning the Station Licenses to the Buyer or (ii) prevent or delay the consummation by the parties of the transactions contemplated by this Agreement.

          6.1.4     Litigation.  Except as stated in Seller's Disclosure Letter,
                    ----------
(a) there is no action, suit, litigation, inquiry, judicial or administrative proceeding, or arbitration pending or, to the knowledge of Seller, threatened against the Seller or the Station or any of their respective properties or assets by or before any arbitrator or Governmental Entity, and there are no investigations relating to Seller or the Station or any of their respective properties or assets pending or threatened by or before any arbitrator or Governmental Entity, (b) there is no material judgment, settlement, order, decree, injunction, or order of any Governmental Entity or arbitrator outstanding against the Seller or the Station or any of their respective properties or assets and (c) there is no action, suit, litigation, inquiry, claim, judicial or administrative proceeding pending or threatened against the Seller or the Station by a third party relating to the Seller or the Station Assets or any of the transactions contemplated by this Agreement.

          6.1.5     Insurance.  Seller has in full force and effect insurance on
                    ---------
the Station Assets pursuant to the insurance policies which are listed in
Schedule 6.1.5 hereto, and Seller will continue to maintain such insurance in
--------------
full force and effect, up to and including, the Closing Date.

          6.1.6     Liens and Encumbrances.  As of the Closing, all of the
                    ----------------------
Station Assets, including leases, are free and clear of all liens, pledges, claims, orders, security interests, writs, judgments, restrictions, mortgages (real or personal), tenancies and other possessory interests, conditional sale or other title retention agreements, assessments, easements, rights of way, covenants, restrictions, rights of first refusal, defects in title, encroachments and other burdens, options or encumbrances of any kind (collectively, "Liens"), which do not materially interfere with the use, value and/or operation of the Station and/or the Station Assets, except (a) statutory Liens securing payments not yet delinquent or the validity of which are being contested in good faith by appropriate actions, (b) Liens for taxes not yet delinquent, (c) Liens securing indebtedness, all of which Liens will be fully discharged by Seller at the Closing upon repayment of all amounts due and owing,
(d) Liens on leases arising from the provisions of such leases, and (e) zoning ordinances (the Liens referred to in clauses (a) through (e) being "Permitted Liens").

           6.1.7    Taxes.
                    -----

            (a) All Tax Returns that are required to be filed on or before the execution of this Agreement by Seller have been duly filed on a timely basis under the statutes, rules and regulations of each applicable jurisdiction and Seller will file or will cause to be duly filed, all Tax Returns required to be filed by Seller as of the Closing Date and with respect to any taxable period prior to or which includes the Closing Date. All such Tax Returns are (or will be) complete and accurate in all material respects. Except as stated in Seller's Disclosure Letter, all Taxes, whether or not reflected on the Tax Returns, which are due with respect to the Seller have been timely paid by the Seller, whether or not such Taxes are disputed;

            (b) No claim, judgment, Lien, settlement, writ, or order for assessment or collection of Taxes has been asserted against the Seller. Seller is not a party to any pending audit, action, suit, claim, litigation, proceeding or investigation by any Governmental Entity for the assessment or collection of Taxes, and does not have knowledge of any threatened audit, suit, claim, litigation, action, proceeding or investigation;

            (c) Seller has not waived or extended any statutes of limitation for the assessment or collection of Taxes. No claim has ever been made by a Governmental Entity in a jurisdiction where the Seller does not currently file Tax Returns that the Seller may be subject to taxation by that jurisdiction, and Seller is not aware that any such assertion of Tax jurisdiction is pending or
threatened.   No Liens, other than Permitted Liens (whether filed or arising by operation of law) have been imposed upon or asserted against any of the Station Assets as a result of or in connection with any failure, or alleged failure to pay any Tax;

            (d) Seller has withheld and paid all Taxes required to be withheld in connection with any amounts paid or owing to any employee, creditor, independent contractor or other third party; and

            (e) For purposes of this Agreement, the terms "Tax" and "Taxes" shall mean all federal, state, local, or foreign income, payroll, Medicare, Medicaid, withholding, unemployment insurance, social security, Federal Insurance Contribution Act, sales, use, service, service use, leasing, leasing use, excise, franchise, gross receipts, value added, alternative or add-on minimum, estimated, occupation, real and personal property, stamp, duty, document, transfer, workers' compensation, windfall profits, environmental (including taxes under Section 59A of the Code), or other tax, charge, fee, levy or assessment of the same or of a similar nature, including any interest, penalty, or addition thereto, whether disputed or not. The term "Tax Return" means any return, declaration, report, claim for refund, or information return or statement relating to Taxes or any amendment thereto, and including any schedule or attachment thereto.

     6.1.8  Broker, Commission or Finder's Fees.  Neither Seller nor any entity
            -----------------------------------
acting on behalf of Seller has agreed to pay a broker, commission, finder's fee or similar payment in connection with this Agreement or any matter related hereto.

          6.1.9     Full Disclosure.  No representation or warranty by Seller
                    ---------------
contained in this Agreement (including the Schedules hereto) or in Seller's Disclosure Letter or in any certificate furnished pursuant to this Agreement contains or will contain any untrue statement of a material fact, or omits or will omit to state any material fact necessary, in light of the circumstances under which it was or will be made, in order to make the statements herein or therein not misleading.

                                   ARTICLE 7

                    REPRESENTATIONS AND WARRANTIES OF BUYER
                    ---------------------------------------

      7.1 Representations and Warranties of Buyer.
          ---------------------------------------

          Buyer hereby makes the following representations and warranties to Seller, each of which is true and correct as of the date hereof, and shall be true and correct as of the Closing Date, and shall be unaffected by any investigation heretofore or hereafter made by Seller:

          7.1.1     Organization and Standing.  Buyer is a corporation duly
                    -------------------------
organized, validly existing and in good standing under the laws of the State of South Carolina and has all requisite corporate power and authority to own, lease and operate its properties and to carry on its business as now being conducted.

          7.1.2     Authorization and Binding Obligation.  Buyer has all
                    ------------------------------------
requisite corporate power and authority to enter into and perform this Agreement and the transactions contemplated hereby, and Buyer has all requisite corporate power to own or lease the Station Assets and to carry on the business and operations of the Station upon the consummation of the transactions contemplated by this Agreement. Buyer's execution, delivery and performance of this Agreement and the transactions contemplated hereby have been duly and validly authorized by all necessary corporate action on behalf of Buyer, and constitutes the valid and binding obligations of Buyer, enforceable in accordance with its terms.

          7.1.3     Qualification.  To Buyer's knowledge, there is no fact,
                    -------------
allegation, condition, or circumstance relating to Buyer that could reasonably be expected to prevent the grant of the FCC Consent. Buyer knows of no fact that would, under the Communication Laws of the FCC, disqualify Buyer from becoming the licensee of the Station. There are no proceedings, complaints, notices of forfeiture, claims or investigations pending or, to the knowledge of Buyer, threatened against any, or in respect of any, of the broadcast stations licensed to Buyer or its Affiliates that would materially impair the qualifications of Buyer to become a licensee of the Station or delay the FCC consent.

          7.1.4     Absence of Conflicting Agreements or Required Consents.
                    ------------------------------------------------------
Except for the FCC Consent contemplated herein and except as stated in Buyer's Disclosure Letter, the execution, delivery and performance of this Agreement by Buyer shall not: (i) violate or conflict with any of the terms, conditions or provisions of the organizational documents of Buyer or General Partner; (ii) require the consent of any third party not affiliated with Buyer; (iii) violate any applicable statute, ordinance, law, judgment, settlement, order, injunction, decree, rule, regulation or ruling of any Governmental Entity applicable to Buyer; and (iv) either alone or with the giving of notice or the passage of time, violate the terms, conditions or provisions of, or constitute a default or breach under, any agreement, instrument, license or permit to which Buyer is now subject.

          7.1.5  Financial Ability.  Buyer has the financial ability and/or
                 -----------------
resources to consummate the transactions contemplated hereunder.

      7.2 Litigation: Compliance with Law.  There is no litigation,
          -------------------------------
administrative action, suit, claim, arbitration or other proceeding, or petition, complaint or investigation before any court or Governmental Entity pending against Buyer that would adversely affect Buyer's ability to perform its obligations pursuant to this Agreement or the agreements to be executed by Buyer in connection herewith. Buyer has committed no violation of any applicable law, statute, regulation or ordinance or any other requirement of any Governmental Entity or court which would have an adverse effect on Buyer or its ability to perform its obligations pursuant to this Agreement or the agreements to be executed in connection herewith.

      7.3 Broker, Commission or Finder's Fees.  Neither Buyer nor any entity
          -----------------------------------
acting on behalf of Buyer has agreed to pay a broker, commission, finder's fee or similar payment in connection with this Agreement or any matter related hereto.

      7.4 Full Disclosure.  No representation or warranty by Buyer contained in
          ---------------
this Agreement (including the Schedules hereto) or in the Buyer's Disclosure Letter or in any certificate furnished pursuant to this Agreement contains or will contain any untrue statement of a material fact, or omits or will omit to state any material fact necessary, in light of the circumstances under which it was or will be made, in order to make the statements herein or therein not misleading.

                                   ARTICLE 8

                              COVENANTS OF SELLER
                              -------------------

      8.1 Seller Covenants.  Seller covenants and agrees with Buyer that,
          ----------------
pending the Closing and except as otherwise agreed to in writing by Buyer:

          8.1.1  Conduct of Stations prior to the Closing Date.  Seller, from
                 ---------------------------------------------
and after the date hereof through the Closing Date, shall:

                 (a) operate in the usual and ordinary course of business in accordance with past practices and conduct its business in all material respects in compliance with the terms of the Station Licenses and all applicable laws, rules, and regulations, including, without limitation, the applicable rules and regulations of the FCC;

                 (b) use, repair, and, if necessary, replace any of the Station's transmission assets in a reasonable manner consistent with Seller's historical practice and maintain the Station Assets in substantially their current condition, ordinary wear and tear excepted;

                 (c) not lease, sell, convey, transfer, assign, license, encumber, mortgage, pledge, or subject to a Lien, claim, or encumbrance (other than Permitted Liens ) any of the Station Assets or sell or transfer any of the Station Assets without replacing such Station Assets with assets of substantially the same value and utility; and

                 (d)  agree to do any of the foregoing.

      8.2 Access.  Upon reasonable written notice from Buyer, Seller shall (a)
          ------
give or cause the Station to give Buyer and Buyer's counsel, accountants, engineers and other representatives, including environmental consultants, reasonable access during normal business hours to all of Seller's Contracts, buildings and equipment relating to the Station, in order that Buyer may have full opportunity to make such investigation, including, but not limited to, environmental assessments, as it desires of the affairs of the Station and (b) furnish Buyer with information and copies of all Contracts, operating data and other information concerning the operations of the Station, that Buyer may reasonably request. The rights of Buyer under this Section shall not be exercised in such a manner as to interfere unreasonably with the business and/or operation of the Station; provided, however, that such investigations shall not adversely effect or diminish the effect of any and all representation and warranties made by Seller herein.

      8.3 Other Consents.  Seller will use its best efforts to obtain all
          --------------
consents, authorizations, or approvals required for the consummation of the transactions contemplated by this Agreement.

      8.4 No Inconsistent Action.  Seller shall not take any action which is
          ----------------------
inconsistent with its obligations under this Agreement. Seller may change the call signs of the Station one or more times prior to the Closing, but will advise Buyer prior to any change.

      8.5 Updating of Schedules.  From time to time after FCC Consent and prior
          ---------------------
to the Closing, Seller will promptly supplement or amend the Schedules and Seller's Disclosure Letter delivered in connection herewith with respect to any matter which exists or occurs after the date of this Agreement and which, if existing or occurring at or prior to the date of this Agreement, would have been required to be set forth or described in the Schedules or Seller's Disclosure Letter or which is necessary to correct any information therein; provided, however, that the provisions of this Section are informational only and Buyer shall not be bound to the terms of any changed Schedules unless they are incorporated into this Agreement by a written amendment signed by Buyer.

      8.6 Enforcement of Agreements.   During the period prior to Closing,
          --------------------------
Seller shall enforce, if necessary, the terms of any and all Contracts.

      8.7 FCC Filings.  Seller shall file or cause to be filed on a current
          -----------
basis until the Closing Date all applications, fees, reports and documents required to be filed with the FCC with respect to the Station. Copies of each such application, fee filing, report and document filed between the date hereof and the Closing Date shall be furnished to Buyer promptly after its filing.

      8.8 Indemnification.
          ---------------

          (a) From and after the Closing Date, Seller shall defend, indemnify and hold Buyer, its officers, directors, employees, agents and Affiliates, and its assigns forever harmless from and against all costs, suits, actions, claims, settlements, judgments, losses and damages (including reasonable attorney fees at all levels) incurred by Buyer or such officers, directors, employees, agents, Affiliates or assigns as a result of or arising out of (i) the breach by Seller of any of its representations and warranties contained in this Agreement, (ii) the failure by Seller to perform its covenants set forth in this Agreement,
(iii) the conduct of the business or operations of the Station or the use or ownership of the Station Assets on or before the Closing Date, including any and all liabilities arising under any of the Station Licenses or Contracts which relate to events occurring prior to the Closing Date, (iv) any and all obligations or liabilities of Seller under any contract or agreement not expressly assumed by Buyer pursuant to the terms hereof, and (v) any acts or omissions of negligence, gross negligence, illegal or wrongful conduct, or any claims for personal injury, death, or property damage committed by Seller or its agents, servants, and employees, which accrued prior to the Closing Date; provided, however, that Seller shall not be required to defend any claims asserted by Buyer hereunder unless and until the aggregate amount of such claim equals or exceeds $25,000; and, provided, further, that the aggregate amount of all claims asserted by Buyer hereunder shall in no event exceed $100,000. This covenant shall survive the Closing Date, and the expiration or termination of this Agreement, subject to Section 18.1.

          (b) Seller hereby covenants and agrees that if, during the term of this Agreement, Seller is or becomes obligated to indemnify Buyer under this
Section 8.8, Seller shall not sell, lease, transfer or otherwise dispose of, whether in one transaction or in a series of transactions, all or substantially all of its assets.

          (c) Buyer shall give prompt written notice to Seller of any claim asserted by Buyer hereunder; provided, however, that failure to give such notice or delaying such notice shall not affect Buyer's right to indemnification and Seller's obligation to indemnify as set forth in this Agreement, except to the extent Seller's ability to remedy, contest, defend or settle with respect to such claim is thereby prejudiced. The obligations and liabilities of the parties with respect to any claim asserted hereunder shall be subject to Section 18.1.

      8.9 Asset Purchase Agreement.  Seller shall place a complete copy of this
          ------------------------
Agreement in the local public inspection file of the Station and shall append a complete copy of this Agreement to the application to the FCC for the FCC Consent.

                                   ARTICLE 9

                              COVENANTS OF BUYER
                              ------------------

      9.1 Buyer Covenants.  Buyer covenants and agrees that, pending the Closing
          ---------------
and except as otherwise agreed to in writing by Seller:

          9.1.1     Notification.  Buyer shall promptly notify Seller in writing
                    ------------
of (a) any litigation, arbitration or administrative proceeding pending or, to its knowledge, threatened against Buyer which challenges the transactions contemplated hereby, (b) the failure of Buyer, or any employee or agent of Buyer to comply with or satisfy in any material respect any covenant, condition or agreement to be complied with or be satisfied by it hereunder or (c) the occurrence of any event that would entitle Seller to terminate this Agreement pursuant to Section 16.1.

          9.1.2     No Inconsistent Action.   Buyer shall not take any action
                    ----------------------
which is inconsistent with its obligations under this Agreement.

          9.1.3     Post-Closing Access.  Buyer, for a period of one (1) year
                    -------------------
following the Closing Date, shall make available during normal business hours for audit and inspection by Seller and Seller's representatives, for any reasonable purpose and upon reasonable notice, all records, files, documents and correspondence transferred to it hereunder relating to the pre-closing period. All information, records, files, documents and correspondence made available or disclosed under this Section 9.1.3 shall be kept confidential. Buyer shall assume cost of all expenses incurred in connection with this Section.

          9.1.4     Other Consents.  Buyer will use its best efforts to obtain
                    --------------
all necessary consents, authorizations, or approvals, in each case, required for Buyer's consummation of the transactions contemplated by this Agreement.

          9.1.5.    Indemnification.  From and after the Closing Date, Buyer
                    ---------------
shall defend, indemnify and hold Seller, its officers, directors, employees, agents and Affiliates, and its assigns forever harmless from and against all costs, suits, actions, claims, settlements, judgments, losses and damages (including reasonable attorney fees at all levels) incurred by Seller or such officers, directors, employees, agents, Affiliates or assigns as a result of or arising out of (i) the breach by Buyer of any of its representations and warranties contained in this Agreement, (ii) the failure by Buyer to perform its covenants set forth in this Agreement, (iii) the conduct of the business or operations of the Station or the use or ownership of the Station Assets on or before the Closing Date, including any and all liabilities arising under any of the Station Licenses or Contracts which relate to events occurring prior to the Closing Date, (iv) any and all obligations or liabilities of Buyer under any contract or agreement not expressly assumed by Seller pursuant to the terms hereof, and (v) any acts or omissions of negligence, gross negligence, illegal or wrongful conduct, or any claims for personal injury, death, or property damage committed by Buyer or its agents, servants, and employees, which accrued prior to the Closing Date; provided, however, that Buyer shall not be required to defend any claims asserted by Seller hereunder unless and until the aggregate amount of such claim equals or exceeds $25,000; and, provided, further, that the aggregate amount of all claims asserted by Seller hereunder shall in no event exceed $100,000. This covenant shall survive the Closing Date, and the expiration or termination of this Agreement, subject to Section 18.1.

                                   ARTICLE 10

                                JOINT COVENANTS
                                ---------------

     Buyer and Seller covenant and agree that, pending the Closing and except as otherwise agreed to in writing, they shall act in accordance with the following:

      10.1     Confidentiality.  Buyer and Seller shall not disseminate,
               ----------------
disclose, reveal, divulge, inform, or communicate, directly or indirectly, through any person or entity, including, but not limited to, its managers, members, officers, directors, employees, representatives, agents, advisors, and attorneys, and shall preserve and keep confidential all information ("Confidential Information") obtained by any of them with respect to the other party hereto in connection with this Agreement and the negotiations preceding this Agreement, and will use such information solely in connection with the transactions contemplated by this Agreement, and if the transactions contemplated hereby are not consummated for any reason, each shall return to each other party hereto, without retaining a copy thereof, any schedules, contracts, records, properties, extracts, summaries, documents or any other written information obtained from such other party in connection with this Agreement and the transactions contemplated hereby except to the extent required or useful in connection with any claim made with respect to the transactions contemplated by this Agreement or the negotiation thereof. Notwithstanding the foregoing, no party shall be required to keep confidential or return any information which (a) is known or available through other lawful sources, not bound by a confidentiality agreement with the disclosing party, (b) is or becomes publicly known through no fault of the receiving party or its agents,
(c) is required to be disclosed pursuant to an order or request of a judicial or government authority (provided the non-disclosing party is given reasonable prior notice such that it may seek, at its expense, confidential treatment of the information to be disclosed), (d) is developed by the receiving party independently of the disclosure by the disclosing party or (e) is required to be disclosed under applicable law or rule, as determined by counsel for the receiving party. This covenant shall survive the Closing Date, and the expiration or termination of this Agreement.

      10.2     Cooperation.  Buyer and Seller shall cooperate fully with one
               -----------
another in taking any actions, including actions to obtain the required consent of any Governmental Entity or any third party necessary or helpful to accomplish the transactions contemplated by this Agreement.

      10.3     Control of Stations.  Prior to Closing, Buyer shall not, directly
               -------------------
or indirectly, control or direct the business or operations of the Station. However, this shall not preclude the parties from entering into a Time Brokerage Agreement ("TBA") prior to Closing.

      10.4     Public Announcements.  Prior to the Closing, neither Buyer nor
               --------------------
Seller shall issue any press release or make any public disclosure with respect to the transactions contemplated by this Agreement without the prior written approval of the other party, except (a) Buyer and Seller may make any disclosure as may be required by applicable law or by obligations pursuant to any listing agreement with any securities exchange or any stock exchange regulations; and
(b) Buyer and Seller may each continue such communications with employees, customers, suppliers, franchises, lenders, lessors, shareholders, and other particular groups as may be legally required or necessary or appropriate and not inconsistent with the best interests of the other party or the prompt consummation of the transactions contemplated herein.

                                   ARTICLE 11

                         CONDITIONS OF CLOSING BY BUYER
                         ------------------------------

     The obligations of Buyer hereunder are, at its option, subject to satisfaction at or prior to the Closing Date of all of the following conditions:

      11.1     Representations and Warranties.  All representations and
               ------------------------------
warranties of Seller made in Seller's Disclosure Letter, or in this Agreement or in any exhibit, schedule or document delivered pursuant hereto, shall be true and complete in all material respects as of the date hereof and on and as of the Closing Date as if made on and as of that date, except for changes expressly permitted or contemplated by the terms of this Agreement.

      11.2     Compliance with Agreement.  All of the terms, covenants and
               -------------------------
conditions to be complied with and performed by Seller on or prior to the Closing Date shall have been complied with or performed in all material respects to the satisfaction of the Buyer.

      11.3     Third Party Consents and Approvals.  Seller shall have obtained
               ----------------------------------
all third-party consents and approvals, if any, required for the transfer or continuance, as the case may be, of the Contracts on Schedule 1.1.3 (and
                                                     --------------
contracts that would have been on Schedule 1.1.3  had they been in existence on
                                  ---------------
the date of this Agreement).

      11.4     Closing Certificates.  Buyer shall have received a certificate,
               --------------------
dated as of the Closing Date, from the Seller, executed by an authorized officer of Seller certifying, in such detail as Buyer may reasonably request that the conditions set forth in Sections 11.1 and 11.2 hereto have been fulfilled.

      11.5     Governmental Consents.
               ---------------------

          11.5.1 FCC.  The FCC  Consent shall have been issued by the FCC
                 ---
without any conditions that would otherwise permit Buyer to terminate this Agreement pursuant to Section 16.1(d), below, and each such FCC Consent shall have become a Final Order.

          11.5.2 Other Consents.  All other material authorizations, consents,
                 --------------
approvals, and clearances of any Governmental Entity required to permit the consummation of the transactions contemplated by this Agreement shall have been obtained.

      11.6     Adverse Proceedings.  No injunction, order, stipulation,
               -------------------
settlement, writ, decree or judgment of any court, agency or other Governmental Entity shall have been rendered against Seller or Buyer which would render it unlawful, as of the Closing Date, to effect the transactions contemplated by this Agreement in accordance with its terms.

      11.7     Closing Documents.  Seller shall have executed and delivered or
               -----------------
caused to be delivered to Buyer, on the Closing Date (a) all bills of sale, endorsements, titles, licenses, assignments and other instruments of conveyance and transfer consistent with the terms hereof and otherwise reasonably satisfactory in form and substance to Buyer, effecting the sale, transfer, assignment and conveyance of the Station Assets to Buyer and (b) all other documents, instruments, certificates and agreements required of Seller under the terms of this Agreement.

      11.8     Opinion of Counsel.  Buyer shall have received a written opinion
               ------------------
of Seller's counsel dated as of the Closing Date as to the matters set forth in
Exhibit 11.8 hereto in form and substance reasonably satisfactory to Buyer.
------------

                                  ARTICLE 12

                        CONDITIONS OF CLOSING BY SELLER
                        -------------------------------

     The obligations of Seller hereunder are, at its option, subject to satisfaction at or prior to the Closing Date of all of the following conditions:

      12.1     Representations, Warranties and Covenants.  All representations
               -----------------------------------------
and warranties of Buyer made in this Agreement or in Buyer's Disclosure Letter or in any Exhibit, Schedule or document delivered pursuant hereto, shall be true and complete in all material respects as of the date hereof and on and as of the Closing Date as if made on and as of that date, except for changes expressly permitted or contemplated by the terms of this Agreement and except those given as of a specified date.

      12.2     Compliance with Agreement.  All the terms, covenants, and
               -------------------------
conditions to be complied with and performed by Buyer on or prior to the Closing Date shall have been complied with or performed in all material respects.

      12.3     Certifications, etc.  Seller shall have received a certificate,
               -------------------
dated as of the Closing Date, from the General Partner of Buyer, executed by an authorized officer of General Partner certifying, in such detail as Seller may reasonably request that the conditions set forth in Sections 12.1 and 12.2 hereto have been fulfilled.

      12.4     Governmental Approval.
               ---------------------

           12.4.1   FCC.  The FCC Consent shall have been issued by the FCC and
                    ---
each such FCC Consent shall have become a Final Order.

          12.4.2    Other Consents.  All other material authorizations,
                    --------------
consents, approvals, and clearances of any Governmental Entity required to permit the consummation of the transactions contemplated by this Agreement shall have been obtained.

      12.5     Adverse Proceedings.  No injunction, order, stipulation,
               -------------------
settlement, decree or judgment, writ, of any court, agency or other Governmental Entity shall have been issued or rendered, as the case may be, against Buyer or Seller which would render it unlawful, as of the Closing date, to effect the transactions contemplated by this Agreement in accordance with its terms.

      12.6     Closing Documents.  Buyer shall have delivered or caused to be
               -----------------
delivered to Seller, on the Closing Date, an assumption agreement with respect to Assumed Liabilities reasonably satisfactory in form and substance to Seller.

      12.7     Opinion of Buyer's Counsel.  Seller shall have received a written
               --------------------------
opinion of Buyer's counsel dated as of the Closing Date as to the matters set forth in Exhibit 12.7 hereto in form and substance reasonably satisfactory to
         ------------
Seller.

                                  ARTICLE 13

                   DOCUMENTS TO BE DELIVERED AT THE CLOSING
                   ----------------------------------------

      13.1     Documents to be Delivered by Seller.  At the Closing, Seller will
               -----------------------------------
deliver to Buyer the following, at the expense of Seller and in proper form for recording when appropriate:

          13.1.1    Transfer Documents.   Such bills of sale, assignments and
                    ------------------
other good and sufficient instruments of transfer as Buyer may reasonably request in order to convey and transfer to Buyer title to the Station Assets (collectively, the "Transfer Documents").

          13.1.2    Certified Resolutions.  Certified resolutions of the trustee
                    ---------------------
of Seller approving the execution and delivery of this Agreement and each of the other documents delivered by Seller pursuant thereto and authorizing the consummation of the transactions contemplated hereby and thereby.

          13.1.3    Seller's Certificate.  A certificate, dated as of the
                    --------------------
Closing Date, executed on behalf of the Seller in the form described in Section 11.4.

          13.1.4    Opinion.  Written opinion of Law Offices  Anthony T. Lepore,
                    -------
Esq., P.A. in substantially the form attached hereto as Exhibit 11.8, dated as
                                                        ------------
of the Closing Date.

          13.1.5    Good Standing Certificates.  Governmental certificates
                    --------------------------
showing that Seller is duly incorporated and in good standing in the state of its incorporation, certified as of a date not more than ten (10) days before the Closing Date.

           13.1.6   Other Documents.  Such additional information and materials
                    ---------------
as Buyer shall reasonably request.

      13.2     Documents to be Delivered by Buyer.  At the Closing, Buyer will
               ----------------------------------
deliver to Seller, at the expense of Buyer:

          13.2.1    Purchase Price.  Evidence of a wire transfer in immediately
                    --------------
available funds of the amount of the Purchase Price, subject to any adjustments.

          13.2.2    Assumption Agreement.  An assumption agreement relating to
                    --------------------
Buyer's assumption of the Assumed Liabilities in form and substance mutually agreeable to the parties hereto.

          13.2.3    Certified Resolutions.  Certified resolutions of the Board
                    ---------------------
of Directors of Buyer approving the execution and delivery of this Agreement and each of the other documents delivered by Buyer pursuant hereto and authorizing the consummation of the transactions contemplated hereby and thereby.

          13.2.4    Officer's Certificate.  A certificate, dated the Closing
                    ---------------------
Date, executed on behalf of the Buyer in the form described in Section 12.3.

          13.2.5    Opinion.  A written opinion of  Klovsky, Kuby and Harris, in
                    -------
substantially the form attached hereto as Exhibit 12.7, dated as of the Closing
                                          ------------
Date.

          13.2.6    Good Standing Certificates.  Governmental certificates
                    --------------------------
showing that each of Buyer and its General Partner is duly incorporated and in good standing in the state of its incorporation, certified as of a date not more than ten (10) days before the Closing Date.

           13.2.7   Other Documents.  Such additional information and materials
                    ---------------
as Seller shall reasonably request.

                                   ARTICLE 14

                       TRANSFER TAXES: FEES AND EXPENSES
                       ---------------------------------

      14.1     Expenses.  Except as set forth in Sections 14.2 and 14.3  below,
               --------
each party hereto shall be solely responsible for all costs and expenses incurred by it in connection with the negotiation, preparation and performance of and compliance with the terms of this Agreement.

      14.2     Transfer Taxes and Similar Charges.   All recordation, transfer
               ----------------------------------
and documentary taxes and fees, stamps, and any excise, sales or use taxes, and all similar costs of transferring the Station Assets in accordance with this Agreement the shall be borne equally by Seller and Buyer. Buyer and Seller shall, in good faith, attempt to calculate all such taxes and fees prior to Closing and to settle their respective obligations therefore on or before the Closing Date.

      14.3     Governmental Filing or Grant Fees.  Any filing or grant fees
               ---------------------------------
imposed by any governmental authority, the consent of which is required for the consummation of the transactions contemplated hereby, including, but not limited to, the FCC shall be borne equally by Buyer and Seller.

                                   ARTICLE 15

            ESCROW DEPOSIT, LIQUIDATED DAMAGES, SPECIFIC PERFORMANCE
            --------------------------------------------------------

      15.1     Escrow Deposit.  Within five (5) business days of the execution
               --------------
and delivery of this Agreement by all parties, Buyer will deposit with Media Services Group, Inc., a Virginia corporation,

("Earnest Money Escrow Agent"), cash in the amount of Fifty Thousand and No/100 Dollars ($50,000) (the "Earnest Money Escrow Deposit"). The Earnest Money Escrow Deposit shall be held and disbursed by Earnest Money Escrow Agent pursuant to the terms of the Earnest Money Escrow Agreement, appended hereto as Exhibit 15.1
                                                                    ------------
(the "Earnest Money Escrow Agreement"), which Earnest Money Escrow Agreement has been entered into by the Seller, Buyer and Earnest Money Escrow Agent. At closing, the Earnest Money Escrow Deposit shall be returned to Buyer. If the Closing does not occur solely because Buyer materially breached this Agreement or defaulted in the performance of any of its material obligations hereunder and Seller has not breached this Agreement or defaulted in the performance of any of its material obligations hereunder, Buyer and Seller shall execute written instructions to the Earnest Money Escrow Agent directing it to deliver the Earnest Money Escrow Deposit to Seller as liquidated damages, as provided in
Section 15.2. If the Closing does not occur because Seller materially breached this Agreement or defaulted in the performance of any of its material obligations hereunder and Buyer has not breached this Agreement or defaulted in the performance of any of its material obligations hereunder, Buyer and Seller shall execute written instructions to the Earnest Money Escrow Agent directing it to deliver the Earnest Money Escrow Deposit to Buyer and Buyer may seek specific performance of this Agreement, as provided in Section 15.3.

     15.2     Liquidated Damages.  If this Agreement is terminated by Seller
              ------------------
pursuant to Section 16.1 (b)(ii), the parties agree and acknowledge that Seller will suffer damages that are not practicable to ascertain. Accordingly, in such event, Seller shall be entitled to the sum of $50,000, as liquidated damages, payable solely and exclusively through the Earnest Money Escrow Agreement. The parties agree that the foregoing liquidated damages are reasonable considering all the circumstances existing as of the date hereof and constitute the parties' good faith estimate of the actual damages reasonably expected to result from the termination of this Agreement pursuant to Section 16.1 (b)(ii). Seller agrees that, to the fullest extent permitted by law, the right to receive the Earnest Money Escrow Deposit shall be its sole and exclusive remedy if the Closing does not occur with respect to any damages whatsoever that Seller may suffer or allege to suffer as a result of any claim, suit, proceeding, litigation, or cause of action asserted by Seller relating to or arising from breaches of the representations, warranties or covenants of Buyer contained in this Agreement and to be made or performed at or prior to the Closing. Except for a termination pursuant to Section 16.1 (b)(ii) (for which the sole recourse of Seller shall be as provided in this Section 15.2) or pursuant to Sections 16.1(a) or 16.1(g) (for which no party shall have any liability to the other), the termination of this Agreement shall not relieve the parties for any liability or obligation relating to their breaches of this Agreement occurring prior to such termination, or for any liability or obligation which survives the expiration or termination of this Agreement.

      15.3     Specific Performance.  In addition to any other remedies which
               --------------------
Buyer may have at law or in equity, Seller hereby acknowledges that the Station Assets are unique, and that the harm to Buyer resulting from a breach by the Seller of its obligations to sell the Station Assets to Buyer cannot be adequately compensated by damages. Accordingly, Seller agrees that Buyer shall have the right to have this Agreement specifically performed by Seller and hereby agrees not to assert any objections to the imposition of the remedy of specific performances by any court of competent jurisdiction.

                                  ARTICLE 16

                              TERMINATION RIGHTS
                              ------------------

     16.1  Termination.  This Agreement may be terminated at any time prior to
           -----------
Closing as follows:

           (a) by the mutual consent of Buyer and Seller;

           (b) by written notice of (i) Buyer to Seller if Seller breaches in any material respect any of its representations or warranties or defaults in any material respect in the observance or in the due and timely performance of any of its covenants or agreements herein contained and such breach or default shall not be cured within thirty (30) days of the date of notice of breach or default served by Buyer, or (ii) Seller to the Buyer if Buyer breaches in any material respect any of its representations or warranties or defaults in any material respect in the observance or in the due and timely performance of any of its covenants or agreements herein contained and such breach or default shall not be cured within thirty (30) days of the notice of breach or default served by Seller; but such notice and cure period shall not apply in the case of Buyer's or Seller's failure to consummate the transactions in accordance with the terms and times specified in Section 4.1 of this Agreement;

           (c) by Buyer or Seller by written notice to the other, if a court of competent jurisdiction or other Governmental Entity shall have issued an order, decree or ruling or taken any other action (which order, decree or ruling the parties hereto shall use their best efforts to lift, dismiss, vacate, or set aside), in each case permanently restraining, permanently enjoining or otherwise prohibiting the transactions contemplated by this Agreement, and such order, decree, ruling or other action shall have become final and nonappealable;

           (d) by the party whose qualifications are not at issue, if, for any reason, the FCC denies or dismisses any of the FCC Applications and the time for reconsideration or court review under the Communication Laws with respect to such denial or dismissal has expired and there is not pending with respect thereto a timely filed petition for reconsideration or request for review;

           (e) by written notice of Buyer to Seller if the FCC Consents contain a condition that reduces the value of this transaction to Buyer and the time for reconsideration or court review under the Communication Laws with respect to such condition(s) has expired without the filing with respect thereto of a timely petition for reconsideration or request for review;

           (f) by written notice of Buyer to Seller, or by Seller to the Buyer, if the Closing shall not have been consummated within nine months after acceptance for filing of the FCC Applications; or

           (g) by either party, in the event the Closing does not occur at or before 5:00 p.m. eastern standard time on the one year anniversary of this Agreement.

Notwithstanding the foregoing, no party hereto may effect a termination hereof if such party is in material default or breach of this Agreement.

                                  ARTICLE 17

                                 RISK OF LOSS
                                 ------------

      17.1 Risk of Loss.  The risk of loss or damage to the Station Assets shall
           ------------
be upon the Seller at all times prior to the Closing Date. In the event of loss or damage, Seller shall promptly notify Buyer thereof, and if the lost or damaged Station Assets are capable of being replaced or repaired for an aggregate amount less than Twenty-Five Thousand Dollars ($25,000), then Seller shall, at its sole cost and expense, replace or repair such Station Assets prior to the Closing Date or deliver to Buyer at the Closing an amount in cash equal to the cost of replacement or repair of such Station Assets, as mutually agreed in good faith by Buyer and Seller. Notwithstanding the foregoing, if the amount required to replace or repair such Station Assets exceeds Twenty-Five Thousand Dollars ($25,000), Seller may elect not to replace or repair such Station Assets; provided, however, that in such event Buyer, at its option, may elect to terminate this Agreement or agree to accept from Seller, at the Closing, an amount in cash equal to any and all insurance proceeds with respect to such Station Assets, and waive any default or breach with respect to the loss or damage. Either party may extend the Closing Date by up to 30 days in order to allow Seller to complete any repair or replacement, required or authorized by this Section.

                                  ARTICLE 18

                           MISCELLANEOUS PROVISIONS
                           ------------------------

      18.1 Survival of Representations and Warranties.  The representations and
           ------------------------------------------
warranties contained in this Agreement and in any Exhibit, Schedule, instrument or certificate delivered pursuant hereto, shall survive the Closing until one
(1) year after the Closing Date. Buyer's rights to reimbursement or indemnification for damages resulting from any untrue or incorrect representation or warranty of the Seller shall not be affected or waived by any investigation made by Buyer (or anyone on Buyer's behalf) irrespective of whether Buyer relied upon such untrue or incorrect representation or warranty.

      18.2 Certain Interpretive Matters and Definitions.
           --------------------------------------------

            18.2.1  In General.  Unless the context otherwise requires, (a) all
                    ----------
references to Sections, Articles or Schedules are to Sections, Articles or Schedules of or to this Agreement, (b) each term defined in this Agreement has the meaning assigned to it, "or" is disinjunctive but not necessarily exclusive and (c) words in the singular include the plural and vice versa.

            18.2.2  Affiliate.  Unless otherwise stated, the term "Affiliate"
                    ---------
has the meaning given it in Rule 12b-2 of Regulation 12B under the Securities Exchange Act of 1934, as amended.

            18.2.3  Money.  All references to "$" or dollar amounts will be to
                    -----
lawful currency of the United States of America.

            18.2.4  Knowledge.  Representations made "to the best of a party's
                    ---------
knowledge" means to the actual knowledge of that party after (a) due inquiry of all managers, department heads, engineers or other similar employees or agents, including counsel of that party who are responsible for or who reasonably could be expected to have substantial knowledge about the subject matters of the representation being made and (b) due examination of any documents, correspondence or other items in the records of the party pertaining to the subject matter of the representation being made.

      18.3  Further Assurances.  At and after the Closing, Seller shall from
            ------------------
time to time, at the request of and without further cost or expense to Buyer, execute and deliver such other instruments of assignment, conveyance and transfer and take such other actions as may reasonably be requested in order to more effectively consummate the transactions contemplated hereby, and Buyer shall from time to time, at the request of and without further cost or expense to Seller, execute and deliver such other instruments and take such other actions as may reasonably be requested in order to more effectively assume the Assumed Liabilities. This section shall survive the expiration or termination of this Agreement.

      18.4  Assignment.  Neither this Agreement nor any of the rights, interests
            -----------
or obligations hereunder shall be assigned by any of the parties hereto, whether by operation of law or otherwise, without the prior written consent of the other party hereto; provided, however, that no such assignment shall release any party from any of its obligations or liabilities hereunder or shall result in any (i) major change to the FCC Applications under applicable FCC rules and regulations or (ii) delay of the consummation of the transactions contemplated hereunder. In the event of such an assignment, the provisions of this Agreement shall inure to the benefit of and be binding on the parties, successors and assigns.

      18.5  Amendments.  No amendment, waiver of compliance with any provision
            ----------
or condition hereof or consent pursuant to this Agreement shall be effective unless evidenced by an instrument in writing signed by the party against whom enforcement of any waiver, amendment, change, extension or discharge is sought. No waiver by a party of any condition, term, or covenant shall constitute that party's waiver to enforce any other condition, covenant, term (or any default or breach thereof by the other party) at any time.

      18.6  Headings.  The headings set forth in this Agreement are for
            --------
convenience only and will not control or affect the meaning or construction of the provisions of this Agreement.

      18.7  Governing Law.  The construction and performance of this Agreement
            -------------
shall be governed by the laws of the State of South Carolina without giving effect to the choice of law provisions thereof. Any proceedings to enforce or interpret this Agreement shall be commenced in a court of competent jurisdiction in the State of South Carolina. The parties agree not to assert nor interpose any defenses, and do hereby waive the same, to the conferral of personal and subject matter jurisdiction, and venue by such court in any suit, action, or proceeding. The prevailing party in any such action or proceeding shall be entitled to recover reasonable attorneys' fees (at all levels) and costs.

      18.8  Notices.  Any notice, demand or request required or permitted to be
            -------
given under the provisions of this Agreement shall be in writing and shall be deemed to have been duly delivered and received on the date of personal delivery; on the third day after deposit in the U.S. Mail if mailed by registered or certified mail, postage prepaid and return receipt requested; on the day after delivery to a nationally recognized overnight courier service if sent by an overnight delivery service for next morning delivery and shall be addressed to the following addresses:

            (i)  In the case of Seller, to:

                      Mr. John M. Ade
                      Trustee
                      Myrtle Beach Stations Trust
                      9 Cross Tree Drive
                      Hilton Head, South Carolina 29926
                      Facsimile: (843) 681-6805

                 With a copy to:

                      Anthony T. Lepore, Esq.
                      Law Offices Anthony T. Lepore, Esq., P.A.
                      P.O. Box 823662
                      South Florida, Florida 33082-3662
                      Facsimile: (954) 436-6288

            (ii) In the case of Buyer:

                      Mr. Jerry Bresson
                      President
                      Fidelity Broadcasting Corporation

                      107 Forrest Avenue
                      P.O. Box 186
                      Narberth, PA 19072
                      Facsimile: (610) 664-1503

                 With a copy to:

                      Paul N. Minkoff, Esquire
                      Klovsky, Kuby and Harris
                      437 Chestnut Street - Suite 1017
                      Philadelphia, PA 19106
                      Facsimile: (215) 592-7713

      18.9   Schedules.  The Schedules and Exhibits attached to this Agreement
             ---------
and the other documents delivered pursuant hereto are hereby made a part of this Agreement as if set forth in full herein.

      18.10  Entire Agreement.  This Agreement contains the entire agreement
             ----------------
among the parties hereto with respect to its subject matter and supersedes all negotiations, prior discussions, agreements, letters of intent, and understandings, written or oral, relating to the subject matter of this Agreement, and all conditions, terms, and covenants are hereby fully merged and integrated herein. This Agreement shall not be amended nor modified, unless by a written instrument, duly executed by both of the parties duly authorized representatives.

      18.11  Severability.  If any provision of this Agreement is held to be
             ------------
unenforceable, invalid, or void to any extent for any reason, that provision shall remain in force and effect to the maximum extent allowable, and the enforceability and validity of the remaining provisions of this Agreement shall not be affected thereby, and shall remain in full force and effect.

      18.12  Counterparts.  This Agreement may be executed in two or more
             ------------
counterparts, each of which will be deemed an original, but all of which together shall constitute but one and the same instrument.

      18.13  Authority.  Buyer and Seller expressly acknowledge that the agents
             ---------
executing this Agreement on their behalf, possess the full agency and authority, both actual and apparent, to fully bind their respective principals to this Agreement. Neither party shall assert or interpose any defense in any proceeding, which defenses are hereby waived, that said agents did not possess the legal authority and agency to bind their respective principals to this Agreement.

      18.14  Conflict with TBA.  The provisions of this Agreement are generally
             -----------------
modified to amend the parties' respective liabilities, obligations, agreements, covenants, responsibilities and warranties hereunder to the extent that such would otherwise be inconsistent with the TBA

                   [SIGNATURES BEGIN ON THE FOLLOWING PAGE]

     IN WITNESS WHEREOF, each of the parties has caused this Agreement to be duly executed and delivered as of the date first above written.



                                   FIDELITY BROADCASTING CORPORATION, a
                                   South Carolina corporation


                                        By:  _____________________________
                                             Jerome Bresson, President


                                   MYRTLE BEACH STATIONS TRUST,
                                   a South Carolina Trust


                                        By:  _____________________________
                                             John M.Ade, Trustee

                                      27